PRUDENTIAL MYROCK ADVISOR NEW YORK VARIABLE ANNUITY

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated March 6, 2025

to Prospectus dated May 1, 2024

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information.

Investment Option Updates

This Supplement is to inform you that there are changes to the variable investment options that are available in your Annuity. You may not have funds invested in the Portfolios being referenced below, but you are receiving this Supplement because the Portfolios are available to you.

Effective February 28, 2025 (the “Effective Date”), information regarding Portfolios of the DFA Investment Dimensions Group Inc. was revised. The following replaces information in Appendix A of the Prospectus with respect to the Portfolios shown below:

Fund Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Fund Access Charge	Total (Current Expenses + Fund Access Charge)	Average Annual Total Returns (as of 12/31/24)
					1-Year	5-Year	10-Year
Fixed Income	Dimensional VA Global Bond Portfolio (formerly VA Global Bond Portfolio) Dimensional Fund Advisors LP Dimensional Fund Advisors Ltd. DFA Australia Limited	0.21%	0.35%	0.56%	5.38%	0.81%	1.53%
Allocation	Dimensional VA Global Moderate Allocation Portfolio♦ (formerly VA Global Moderate Allocation Portfolio) Dimensional Fund Advisors LP	0.28%	0.35%	0.63%	11.99%	7.77%	6.95%
Equity	Dimensional VA International Small Portfolio (formerly VA International Small Portfolio) Dimensional Fund Advisors LP Dimensional Fund Advisors Ltd. DFA Australia Limited	0.39%	0.35%	0.74%	3.82%	4.11%	5.91%
Equity	Dimensional VA International Value Portfolio (formerly VA International Value Portfolio) Dimensional Fund Advisors LP Dimensional Fund Advisors Ltd. DFA Australia Limited	0.28%	0.35%	0.63%	6.62%	7.08%	5.62%

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Fund Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Fund Access Charge	Total (Current Expenses + Fund Access Charge)	Average Annual Total Returns (as of 12/31/24)
					1-Year	5-Year	10-Year
Fixed Income	Dimensional VA Short-Term Fixed Portfolio (formerly VA Short-Term Fixed Portfolio) Dimensional Fund Advisors LP Dimensional Fund Advisors Ltd. DFA Australia Limited	0.12%	0.35%	0.47%	5.48%	1.91%	1.57%
Equity	Dimensional VA U.S. Large Value Portfolio (formerly VA U.S. Large Value Portfolio) Dimensional Fund Advisors LP	0.21%	0.35%	0.56%	13.38%	8.43%	8.52%
Equity	Dimensional VA U.S. Targeted Value Portfolio (formerly VA U.S. Targeted Value Portfolio) Dimensional Fund Advisors LP	0.28%	0.35%	0.63%	8.14%	12.55%	9.46%

♦ This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Dates.

If you have any questions or would like another copy of the current Annuity or Portfolio Prospectuses, please go to www.prudential.com/personal/annuities/annuty-prospectuses, or call us at 888-PRU-2888 (888-778-2888) to speak to one of our customer service representatives, Monday – Friday, 8:00 a.m. – 6:00 p.m. Eastern Time.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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